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                                                                    EXHIBIT 13.1

           Certification of Principal Executive and Financial Officers
                       Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     Mario Mohar Ponce, as Chief Executive Officer of TFM, S.A. de C.V. and Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (the "Companies") and Jacinto Marina Cortes, as Chief Financial Officer of the Companies, each hereby certifies, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Annual Report on Form 20-F of the Companies for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.


                                               /s/ Mario Mohar Ponce
                                               ---------------------------------
                                               Name:  Mario Mohar Ponce
                                               Title: Chief Executive Officer
                                               Date:  June 29, 2004


                                               /s/ Jacinto Marina Cortes
                                               ---------------------------------
                                               Name:  Jacinto Marina Cortes
                                               Title: Chief Financial Officer
                                               Date:  June 29, 2004